Exhibit 99.1

Copyright 202 2 , Plug Power Inc. Plug Power NASDAQ: PLUG Copyright 2023, Plug Power Inc .

Cautionary Note on Forward Looking Statements

This presentation and the accompanying oral presentation contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties about Plug Power Inc. (“Plug” or the “Company”), including but not limited to statements about Plug’s projections regarding its future financial and market outlook, including estimated market size of the hydrogen economy; Plug’s expectations that clean energy policy in the United States and the European Union will accelerate market development; Plug’s ability to execute on its short-term business priorities, including its cash management and financing goals and its operational execution goals; Plug’s ability to execute on its priority pieces for profitability; and Plug’s ability to achieve its long-term vision of being a global leader in end-to-end integrated hydrogen solutions. You are cautioned that such statements should not be read as a guarantee of future performance or results as such statements are subject to risks and uncertainties. Actual performance or results may differ materially from those expressed in these statements as a result of various factors, including, but not limited to, the following: the risk that we may continue to incur losses and might never achieve or maintain profitability; the risk that we may not be able to raise additional capital to fund our operations and such capital may not be available to us on favorable terms or at all; the risk that we may not be able to expand our business or manage our future growth effectively; the risk thar global economic uncertainty, including inflationary pressures, fluctuating interest rates, currency fluctuations, and supply chain disruptions, may adversely affect our operating results; the risk that we may not be able to obtain from our hydrogen suppliers a sufficient supply of hydrogen at competitive prices or the risk that we may not be able to produce hydrogen internally at competitive prices; the risk that delays in or not completing our product and project development goals may adversely affect our revenue and profitability; the risk that our estimated future revenue may not be indicative of actual future revenue or profitability; the risk of elimination, reduction of, or changes in qualifying criteria for government subsidies and economic incentives for alternative energy products, including the Inflation Reduction Act; and the risk that we may not be able to manufacture and market products on a profitable and large-scale commercial basis. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Plug in general, see Plug’s public filings with the Securities and Exchange Commission, including the “Risk Factors” section of Plug’s Annual Report on Form 10-K for the year ended December 31, 2023, Plug’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 as well as any subsequent filings. You are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. We disclaim any obligation to update forward-looking statements except as may be required by law.

This presentation also contains estimates and other statistical data that we developed or obtained from industry publications and reports generated by independent third parties relating to market size and growth and other data about the Company's industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by such third parties and, accordingly, we do not make any representation as to the accuracy or completeness of such data or undertake any obligation to update such data after the date of this presentation. By receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the Company and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of the Company's business.

All third party brand names and logos appearing in this presentation are trademarks or registered trademarks of their respective holders. Any such appearance does not necessarily imply any affiliation with or endorsement of the Company.

plug™

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3 Plug Power is uniquely positioned at the center of the hydrogen economy Siemens Hydrogen Electrolyzers Fuel cells for stationary Fuel cells for transport 2050E: USD 1.0 – 2.1tn 2050E: USD 170 - 460bn 2050E: USD 110 - 230bn 2050E: USD 170 - 500bn Air Products BP Linde PLC Shell Woodside Peric ITM Power Tianjin Mainland Mcphy Nel ThyssenKrupp Market size (2050E) Ballard Powercell Sinohytec Ceres Fuelcell Energy Doosan Bloom Panasonic Toshiba Honda Toyota Hyundai Cummins Weichai Company market cap Cockerill Jingli Aramco Sinopec Source: Hydrogen Highway 2023: Green Shoots, Bernstein, August 2023 Air Liquide

Industry Leaders Rely on Plug’s Hydrogen Ecosystem

Clean Energy Policy Accelerating Market Development

Competitiveness of Green Hydrogen with Incumbent Fuel Sources

For road transport, hydrogen cost needs to fall to around US$6/kg to reach parity with diesel and gasoline prices; for industry, heating, and power, hydrogen cost will need to fall lower to reach economic competitiveness


Hydrogen Breakeven Cost (US$/kg)
0
1
2
3
4
5
6
7
8
9
Forklift
Trucks
Cars
Marine
Aviation
Back-up Power
Utility Power
Ammonia
Methanol
MTO
Steel (DRI)
Heating
Liquid Hydrogen Market
Gaseous Hydrogen Market with On-site Electrolysis or Pipelines

Source: Hydrogen Highway 2023: Green Shoots, Bernstein, August 2023

- **US Policy Support in Action Today**
  - **DOE Loan Programs Office – Conditional Commitment for $1.6B loan guarantee**
  - **Connected to $163M in DOE** Clean Hydrogen Electrolysis, Manufacturing, and Recycling Grants
  - Leveraging **Fuel Cell Investment Tax Credit** – up to 50% in certain locations
  - **Regional Clean H2Hubs Program – connected to all 7**; corporate partner in 5
  - $3/kg PTC would drive competitiveness in applications and processes
- **EU Policy driving market development**
  - **EU Renewable Energy Directive (RED):** RED mandates renewable hydrogen use in transport, industry, buildings, and district heating and cooling, with, for instance, targets of 42% green hydrogen by 2030 and 60% by 2035 for the industry in the European Union (EU)
  - **EU Emission Trading System (ETS):** making polluters pay for their greenhouse gas emissions, contributing to bringing emissions down and generating revenues to finance the EU's green transition

6 Cash Management and Financing Goals • Continue to Pursue Financing Partners and Opportunities • Working Capital Management • Inventory Reduction is a Key Priority • Pricing Increases Across Product Portfolio Operational Execution Goals • Recalibrating the Material Handling Business Model • Hydrogen Production in Georgia, Tennessee • Completing Construction in Louisiana • Prioritizing Equipment Sales Across Product Portfolio • Continue BEDPs for Large - Scale ELX and Liquefier Customers Short - Term Business Priorities

7 Exploring Financing Opportunities Converting 4.5GW in BEDP to Orders Developing US and EU Plant Network Manufacturing Scale to Meet Demand Hydrogen Plants Electrolyzers Delivering on Meaningful Pipeline Growing Storage and On - Road Offerings Developing Large - Scale Product Launching Mobile Refueler Product Liquefication Cryogenics Recalibrating Existing Sales Platforms Optimizing Early Product Deployments Expanding Customer Diversification Advancing Datacenter Pilots Material Handling Stationary Power Strategic Priorities To Enable Growth Reacceleration

8 Priority Pieces for Profitability Vertical Integration with Plug Hydrogen Network Pricing Increases Across the Material Handling Portfolio Equipment Sales Growth Increases Leverage on Fixed Manufacturing Costs Supply Chain Efficiency and Cost Downs Service Cost Improvement Roadmap Inventory and Asset Monetization Sustainable Operating Cost Profile Consolidation of Operational Sites

9 HYDROGEN PRODUCTION • Hydrogen network allowing widespread adoption of fuel cell products • C ost reduction through scale, modularity , and technology • Leader in green hydrogen production HYDROGEN ENERGY EQUIPMENT • Gigawatt Scale ELX projects in diverse end markets • Leveraging manufacturing, design, and operations expertise • Tier 1 supplier in Cryogenics and Liquefication • Leading international electrolyzer OEM FUEL CELL PRODUCTS • Stationary power units replacing utility - scale gas peaker plants • HYVIA commercialization and e - mobility market expansion • Premier material handling solution • Leader in turnke y hydrogen solutions Plug’s Long - Term Vision: Global Leader in End - to - End Integrated Hydrogen Solutions

VP of Investor Relations Roberto Friedlander rfriedlander@plugpower.com Manager of Investor Relations Kevin O’Brien kobrien@plugpower.com www.plugpower .com